UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Soliciting Material Pursuant to § 240.14a-12

PENWEST PHARMACEUTICALS CO.
(Name of Registrant as Specified In Its Charter)

TANG CAPITAL PARTNERS, LP
TANG CAPITAL MANAGEMENT, LLC
KEVIN C. TANG
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.
PERCEPTIVE ADVISORS LLC
JOSEPH EDELMAN
ANDREW D. LEVIN, M.D., PH.D.

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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On May 22, 2009, Tang Capital Partners, LP and Perceptive Life Sciences Master Fund Ltd. issued the following press release:

FOR IMMEDIATE RELEASE

TANG CAPITAL PARTNERS, LP AND PERCEPTIVE LIFE SCIENCES MASTER FUND LTD. FILE
SHAREHOLDER PRESENTATION REGARDING PENWEST PHARMACEUTICALS CO. WITH
THE SECURITIES AND EXCHANGE COMMISSION

SAN DIEGO & NEW YORK – May 22, 2009 – Tang Capital Partners, LP and Perceptive Life Sciences Master Fund Ltd. today announced they recently filed their Shareholder Presentation, discussing their case for change at Penwest Pharmaceuticals Co. (NASDAQ: PPCO), with the Securities and Exchange Commission.  To view this presentation, please visit www.penwestchange.com and click on “Shareholder Presentation” located on the left menu.

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ABOUT TANG CAPITAL PARTNERS, LP

Tang Capital Partners, LP is an investment fund that invests in health care companies. Tang Capital Partners, LP and its affiliates currently own 21.1% of the outstanding common stock of Penwest Pharmaceuticals Co.

ABOUT PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.

Perceptive Life Sciences Master Fund Ltd. is an investment fund that invests in life sciences companies. Perceptive Life Sciences Master Fund Ltd. currently owns 20.5% of the outstanding common stock of Penwest Pharmaceuticals Co.

Important Information

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT RELATED TO THE SOLICITATION OF PROXIES BY TANG CAPITAL PARTNERS, LP, TANG CAPITAL MANAGEMENT, LLC,PERCEPTIVE LIFE SCIENCES MASTER FUND LTD., PERCEPTIVE ADVISORS LLC, KEVIN C. TANG, JOSEPH EDELMAN AND ANDREW LEVIN, M.D., PH.D. FROM THE STOCKHOLDERS OF PENWEST PHARMACEUTICALS CO. FOR USE AT ITS ANNUAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE PROXY STATEMENT, ALONG WITH OTHER RELEVANT DOCUMENTS, ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE AT HTTP://WWW.SEC.GOV AND AT WWW.SHAREHOLDERMATERIAL.COM/PENWESTCHANGE.  IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. INFORMATION ABOUT THE PARTICIPANTS IN THE PROXY SOLICITATION IS CONTAINED IN THE PROXY STATEMENT.

Contact Information:

Kevin C. Tang
Tang Capital Management, LLC
(858) 200-3830

Joseph Edelman
Perceptive Advisors LLC
(646) 205-5320

Peter J. Casey
The Altman Group
(866) 620-7619

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